DYNAMIC VARIABLE LIFE II

A LEVEL PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

issued by

ReliaStar Life Insurance Company of New York

and its

ReliaStar Life Insurance Company of New York Variable Life Separate Account I

Supplement Dated May 13, 2015

This supplement provides up-to-date information about the company and updates and amends your prospectus dated May 1, 1994, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.

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IMPORTANT INFORMATION ABOUT THE COMPANY

Information about the Company found on page 5 of your Policy prospectus is deleted and replaced with the following:

ReliaStar Life Insurance Company of New York (“ReliaStar,” “we,” “us,” “our,” and the “Company”) issues the variable universal life insurance Policy described in the prospectus and is responsible for providing the Policy’s insurance benefits. All guarantees and benefits provided under the Policy that are not related to the Variable Account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company incorporated under the laws of the State of New York in 1917. Our headquarters is at 1000 Woodbury Road, Suite 208, P.O. Box 9004, Woodbury, New York 11797.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya®”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

Prior to March 9, 2015, Voya was an affiliate of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. On March 9, 2015, ING completed a public secondary offering of Voya common stock (the “March 2015 Offering”) and also completed the sale of Voya common stock to Voya pursuant to the terms of a share repurchase agreement (the “March 2015 Direct Share Buyback”) (the March 2015 Offering and the March 2015 Direct Share Buyback collectively, the “March 2015 Transactions”). Upon completion of the March 2015 Transactions, ING has exited its stake in Voya common stock. As a result of the completion of the March 2015 Transactions, ING has satisfied the provisions of its agreement with the European Union regarding the divestment of its U.S. insurance and investment operations, which required ING to divest 100% of its ownership interest in Voya together with its subsidiaries, including the company, by the end of 2016.

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IMPORTANT INFORMATION ABOUT THE FUNDS AVAILABLE THROUGH THE POLICY

The following chart lists the Funds that are available through the ReliaStar Life Insurance Company of New York Variable Life Separate Account I, along with each Fund’s investment adviser/subadviser and investment objective. More detailed information about these Funds can be found in the current prospectus and Statement of Additional Information for each Fund. If you received a summary prospectus for any of the Funds available through your Policy, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

There is no assurance that the stated investment objectives of any of the Funds will be achieved. Shares of the Funds will rise and fall in value and you could lose money by allocating Policy value to the subaccounts that invest in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all Funds are diversified, as defined under the 1940 Act.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Balanced Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC	Seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation.
Voya Growth and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC

Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC

Seeks to maximize total return consistent with reasonable risk. The portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya Liquid Assets Portfolio (Class I) Investment Adviser: Directed Services LLC Subadvisers: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

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MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Policy, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 5033

Minot, ND 58702-5033

1-877-886-5050

If you received a summary prospectus for any of the Funds available through your Policy, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

X.RBSL-15GW	Page 3 of 3	May 2015